[Image]       Scudder Income Fund Profile                    [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     April 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.

     2. What Does The Fund Invest In?

     The Fund invests primarily in a broad range of high-grade, income-producing securities such as corporate bonds and government securities. The Fund may invest in municipal obligations. Proportions among the types of securities vary, depending on the prospects for income related to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates and other factors. It is a policy of the Fund to allocate investments among industries and companies. In seeking higher income, the majority of the Fund's assets are usually invested in intermediate- and long-term fixed-income securities. However, the Fund has the flexibility to invest in securities within any maturity range and has consistently held investments with short and intermediate maturities as well as long maturities.

     Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. (Aaa, Aa, and A) or Standard & Poor's (AAA, AA and A), or if unrated, in bonds judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa3 or BBB-, or if unrated, of equivalent quality as determined by the adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

     3. What Are The Risks Of Investing In The Fund?

     The Fund's share price fluctuates with changes in interest rates and market conditions. The potential for price fluctuation is generally greater for funds investing in long-term securities. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     The Fund may hold unrated securities and securities rated below investment-grade (i.e., "junk bonds"). These securities carry a greater risk of default and more price volatility than securities rated investment-grade. In addition, the lack of a liquid secondary market for these securities may make it difficult for the Fund to dispose of these securities at the time it wishes to and to obtain accurate market quotations.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking a high level of income and:

        o plan to hold your investment for several years,
        o can tolerate fluctuations in share price, and
        o have or plan to have other investments for the benefit of diversification.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Income Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended December 31, 1995.

       Investment management fee                          0.62%

       12b-1 fees                                         None

                                                          0.37%
       Other expenses                                     ------

                                                          0.99%
       Total Fund operating expenses                      ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $10            $32               $55               $121

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on March 31, 1997 was 6.34%.

          THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

     BAR CHART TITLE:  Total Returns for years ended December 31:
     BAR CHART DATA:

                         1987       .74%
                         1988      8.91
                         1989     12.75
                         1990      8.32
                         1991     17.32
                         1992      6.74
                         1993     12.58
                         1994     -4.43
                         1995     18.54
                         1996      3.41

     The Fund's Average Annual          One Year    Five Years     Ten Years
     Total Return for the period        ------------------------------------
     ended March 31, 1997                  4.94%      7.43%         7.99%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Lead Portfolio Manager William M. Hutchinson has been responsible for the Fund's day-to-day operations and overall investment strategy since he joined Scudder in 1986. Mr. Hutchinson has over 20 years of investment experience. Stephen A. Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Mr. Wohler has over 16 years' experience managing fixed-income investments and has been with Scudder since 1979.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     The Fund typically makes dividend distributions in April, July, October and December. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder